Sidoti & Company Conference

David Martin, Senior VP and CFO

March 19, 2012

AEGION™

Shielding the world's infrastructure







Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this Investor Presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission under the name Aegion Corporation on February 28, 2012 and in the Company's subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, our actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, we do not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its periodic filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this Investor Presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion™, Insituform®, the Aegion™ logo, the Insituform® logo, InsituMain®, United Pipeline Systems®, Bayou Companies™, Corrpro®, Fibrwrap®, Fyfe™ and our other trademarks referenced herein are the registered and unregistered trademarks of Aegion Corporation and its affiliates.

Before Aegion… Insituform Technologies

AEGION™

TRENCHLESS CURED-IN-PLACE PIPE REHABILITATION





- 40 year leader and pioneer in trenchless wastewater pipe rehabilitation
- Vertically integrated manufacturer and contractor of cured-in-place pipe
- Global presence



GLOBAL WATER AND WASTEWATER REHABILITATION


Revenues in $ Millions
$400
$300
$200
$100
$-
$409
$445
$481
$454
$463
2004
2005
2006
2007
2008


ROIC
Operating Margins
Desirable Return
Insituform ROIC
Operating Margin
20.0%
15.0%
10.0%
5.0%
0.0%
1.8%
5.6%
7.1%
2.3%
6.0%
2004
2005
2006
2007
2008

Aegion Corporation: Shielding The World's Infrastructure

AEGION


AEGION
ENERGY & MINING GROUP
WATER & WASTEWATER GROUP
COMMERCIAL & STRUCTURAL GROUP
BAYOU
CCSI
corrpro
CRTS
united
United Pipeline Systems
Insituform
FIBRWRAP
FYFE

Investment Thesis

- Diversify away from sole reliance on municipal sewer global markets
  - → Price sensitive market where products and services are less valued
  - → Inherent volatility associated with local municipalities
- Extend core competencies from sewer rehabilitation to higher growth and return markets with products and technical services that matter to the end user
- Create a path to be a desirable investment targeting 15 percent return on invested capital, supported by:
  - → 15 percent operating margins
  - → 15 percent earnings per share growth, on average and over time

Aegion Corporation

- Marks the evolution into a diversified global leader in infrastructure protection
  - → Industrial pipe protection from abrasion and corrosion caused primarily by water
  - → Rehabilitation of both water/wastewater and energy/mining pipes
  - → Strengthening of aging or sub optimally constructed infrastructure
- Established growth platforms with expansion of Energy and Mining and new Commercial and Structural segments
  - → 93 percent Energy & Mining revenue CAGR from 2008-2011
- Insituform defines the global Water and Wastewater segment

ENERGY & MINING GROUP | COMMERCIAL & STRUCTURAL GROUP | WATER & WASTEWATER GROUP

Energy and Mining Growth Plus Commercial and Structural Segment Headline 2012 Diluted EPS

AEGION



Diluted EPS - Non-GAAP Excl. One-Time Items
$0.86
$1.04
$1.54
$0.93
$1.40-$1.60
2008
2009
2010
2011
2012F

	12/31/11	9/30/11	12/31/10
Company Backlog ($M)	$464.2	$457.2	$408.7

2012 Growth Drivers

Energy and Mining

Revenues >$500 Million Operating Margins >10%

- $30-$35M CRTS/WASIT project and $67M UPS/Morocco JV project
- Line of sight to $50M in backlog at Bayou's New Iberia, LA facility, mostly offshore
- United Pipeline Systems and Corrpro expected to continue strong growth because of U.S. and international opportunities
  - → *Corrpro revenue growth of roughly 15%; operating margins 11% to 12%*

Commercial and Structural

Revenues $85-to-$90 Million

- Favorable start to 2012 with approximately $20 million in December backlog
- Full-year earnings contribution from Fyfe Group North America and expected pro forma year-over-year growth of 20 percent or more
- Closed Fyfe Latin America transaction in January and expect to close Fyfe Asia business at the end of the first quarter

Water and Wastewater

- Improved operating margins for North America Sewer and Water Rehabilitation from U.S. business.
  - → *Revenues down mid-single digits; operating margins in high single-digit range*
- Continued growth expected in Canada and Australia
- Revise business structure in India
- Focus on greater operating efficiencies and third-party product sales globally

Large Projects in 2012 Accentuate Third and Fourth Quarter Earnings Seasonality

AEGION

Fourth Quarter

- CRTS/WASIT and UPS/Morocco projects in full swing
- Traditional strong quarter for Corrpro
- Seasonal draw down of North American Sewer and Water Rehabilitation
- Largest contribution from European Sewer and Water Rehabilitation

First Quarter

- Winter months impact municipalities with fewer contract releases and small transaction sizes; Low season for Commercial and Structural projects
- Smaller projects for Energy and Mining
- 2012 first quarter EPS will be close, but not as good as $0.22 in 2010



FOURTH QUARTER
FIRST QUARTER
Earnings Seasonality
THIRD QUARTER
SECOND QUARTER

Third Quarter

- Largest contribution from Energy and Mining projects with CRTS/WASIT and UPS/Morocco projects ramping up
- Summer/Fall weather drives North American and European Sewer and Water Rehabilitation as well as Commercial and Structural activity

Second Quarter

- North American Sewer and Water Rehabilitation projects ramp up
- Start of CRTS/WASIT and UPS/Morocco projects
- Bayou and Corrpro activity increases
- Commercial and Structural activity begins to build; contributions from international acquisitions

Energy and Mining… Protecting The Pipe

AEGION™

TITE LINER® INSTALLATION



BAYOU FBE COATING



CRTS ROBOTICS



CORRPRO CATHODIC PROTECTION





Energy and Mining Technologies and Services

CORROSION AND ABRASION: TITE LINER® TECHNOLOGY

- World leader in high density polyethylene liner systems for 26 years
- Pioneered installation process and equipment
- Requested by top oil, gas and mining producers

PIPE COATINGS: BAYOU AND CRTS TECHNOLOGIES

- Coating facilities in New Iberia, LA and Camrose, Alberta provide oil and gas pipeline coatings for both onshore and offshore applications
  - → Fusion bond epoxy
  - → Internal and insulation coating
  - → Concrete weighting
  - → Specialty coatings, field coatings and welding services
- CRTS proprietary robotics technology for high quality and fast offshore pipe joint coatings

CORROSION ENGINEERING

- Corrpro is the leader in corrosion engineering and inspection as well as equipment and materials for cathodic protection in oil, gas and water systems

Geographic Expansion Remains a Prime Opportunity for Tite Liner® Technology

AEGION

NORTH AMERICA

- Strong leadership position with substantial share of Tite Liner® market
- Mix of new pipe and rehabilitation of existing pipes

NORTHERN EUROPE

- Corrosive water injection lines for offshore oil and gas ideal for Tite Liner®

RUSSIA AND CHINA

- Recurring revenue opportunity because of widespread pipe corrosion in oil and gas market
- Appropriate environmental regulations would further support Tite Liner®
- Political risk consideration

NORTH AFRICA AND MIDDLE EAST

- $67 million Morocco JV with APTec for 135 mile slurry phosphate line
- Political risk consideration in N. Africa
- Recurring work in Oman, UAE, Bahrain, Kuwait and Saudi Arabia


Strong Developed Markets
Developing Markets
Untapped Markets
Office Location

CENTRAL AMERICA

- Developing market in Mexico through relationship with PEMEX

AUSTRALIA AND ASIA

- Completed $20 million Australian Sino Iron project in October
- Opportunities for both recurring revenue service work and projects in Australia
- Indonesia and Brunei are new markets

SOUTH AMERICA

Capital spending in region supported by strong valuation of mineral, oil and gas

- Oil and Gas:
  - →Brazil, Venezuela, Argentina, Columbia
- Raw Material Mining:
  - → Chile and Peru

AFRICA

- Opportunities in several African nations for project based installation
- Political risk consideration

Tite Liner® Performance and Installation Expertise Explains United Pipeline Systems' Growth

AEGION

$67 Million OCP Morocco Phosphate



Project Details

Start Date:	July, 2012
Completion:	Dec 2012 or early 2013

- Largest project award in history
- 135 miles slurry pipeline with HDPE lining in Khouribga basin
- 51/49 percent UPS/APTec Joint Venture
- Pipe diameter ranges from 12 inch to 36 inches
- Highly corrosive slurry, distance and terrain makes this a complex and technically challenging project
- APTec's sister company, Tehmco, to produce HDPE pipe in country

Financial Metrics

Average Gross Margins	25%-30%
Category Mix	50/50 oil & gas vs. mining
Middle East Market	$35 Million to $40 Million
2011 Revenue	Record $123 Million vs. $42 Million in 2007
Dec 2011 Backlog	$122 Million

united

Tite Liner® Technology

- World leader in tight fit HDPE liner systems for 26 years
  - → Requested by top oil, gas and mining producers in every geography we serve
  - → Pioneered process and equipment
- Continuous innovation drives expansion opportunity

Typical Applications

Oil and Gas	Water injection and disposal systems, CO_2, crude oil and oil emulsion, sour and wet gas, offshore seawater injection
Mining	Tailings, concentrate, acid lines, water lines
Industrial/ Municipal	Chemical slurries, sodium carbonate, corrosive effluents, force sewer mains, transmission lines

Operating Capabilities

Pipe Size	2-inch to 52-inch outer diameter
Temperature	Water: 90°C; Oil/Emulsion: 65°C; Gas: 45°C
Pressure	Liner has no limit, pressure contained by host pipe; flange connections tested to 7,500 psi
Pipe Protection	Highly resistant to chemicals, acids, alkalis and salts

Patented Robotic Technology Positions CRTS for International Expansion

AEGION

Key Projects

- 2012-2013: $30-$35 million Saudi Aramco WASIT
  - → Scope reduced by $18 million as a cost savings measure by general contractor
  - → Working to secure new onshore work to compensate
  - → Project expected to start in May or June, 2012
- 2011: $5.4 million KJO: JV between Saudi Aramco and Kuwait Oil Company
- 2009: $1.3 million Kuwait Oil Company project
- 2008: $12 million Saudi Aramco Karan project

CRTS Background

- Manufactures technical equipment and delivers internal coating services for new pipeline construction
- Majority of revenues generated from coating of welded joints: Company charges the pipeline owner (or contractor) for each weld joint that is successfully coated and inspected by CRTS
- Diversified client base, which includes the world's largest oil, gas and pipeline companies and pipeline contractors

Pipeline Internal Field Joint Coatings Utilizing Specialized Robotic Equipment


Crawler / Battery Cart / Cleaner /
Vacuum / Liquid Coater

SolidWorks model of CRTS 36" Internal Field Joint Coating Robot

Offshore



Onshore

Financial Metrics

Historical Gross Margins	25%-30%
Middle East Market	$35 Million to $40Million
2007-2011 Revenue Growth (Pro Forma basis)	+13.6%
Dec 2011 Backlog	$40.3 Million

Offshore Gulf of Mexico Activity Supports 2012 Bayou Recovery

AEGION

BAYOU

KEY ACTIVITIES

- Offshore Gulf of Mexico activity building post moratorium
- Current backlog at New Iberia, LA facility stands at $40 million with a line of sight in the coming months to an additional $10 million
- Canadian operations poised for continued growth on strong demand
  → Construction underway for second coating line
- Construction to begin for new insulation coating facility at New Iberia in partnership with WASCO Energy

Access to Onshore and Offshore Opportunities



Pipe Coating



Offshore Access

BACKGROUND

- 65 years providing high quality pipe coating service to North American and offshore oil and gas industry
- Strong number two player in North America markets
- Products and services range from base fusion bond epoxy to higher value interior, concrete and custom coatings to welding services
- Canadian facility located to support oil sands and shale oil and gas deposits
- Unique deep water port at New Iberia, LA for accessing the Gulf of Mexico, Brazil and other Latin America offshore markets

FINANCIAL METRICS

Average Gross Margins	20%-23%
Typical Category Mix	60/40 offshore vs. onshore
2011 Revenue	$100.3 Million

Corrpro Expects Continued Growth in 2012 from North America and Expansion in Middle East

AEGION

corrpro

KEY ACTIVITIES

- Growth in core North America market
- Expansion in the Middle East
  - → Contract with Kuwait Oil Company
  - → Joint venture in Saudi Arabia (STARC)
- Predominant recurring revenue stream helps to balance project based revenues from other Energy and Mining businesses
  - → Accounted for just under 50 percent of Energy and Mining revenues in 2011

BACKGROUND

- Leading provider of protection against corrosion predominately to customers in the energy and water infrastructure industries
- Offers a comprehensive line of fully integrated corrosion protection including (i) engineering services,(ii) material sales, (iii) construction and installation, (iv) inspection, monitoring and maintenance service and (v) coating services
- Systems typically operate continuously requiring ongoing inspection, monitoring and maintenance
- Fostering key long term relationships with a wide array of blue chip companies remains a core strength

Full Service Corrosion Management


Engineering Services


Cathodic protection

FINANCIAL METRICS

Average Gross Margins	24%-27%
Typical Category Mix	50/50 Services vs. Installation
2011 Revenue	$203.4 Million
Dec 2011 Backlog	$59.3 Million

Commercial and Structural Segment Brings Innovation through Fiber-Reinforced Polymers

AEGION



FYFE
An Aegion Company

- Fiber-reinforced polymer (FRP) is a composite material consisting of fibers (carbon, e-glass, kevlar, etc.) in conjunction with a polymer resin system to form FRP
  → Aegion has the patented Tyfo® Fibrwrap® technology
- FRP materials have revolutionized the aerospace, automotive, marine and other commercial markets
- FRP composites capitalize on a high strength-to-weight ratio, low profile and inherent resistance to corrosive environments

NSF
Certified to NSF/ANSI 61

ICC ES ESR-2103



Exterior Strengthening



Interior Strengthening

Wide Ranging Applications for Tyfo® Fibrwrap® Reinforced Polymer Technology

AEGION

FIBRWRAP® An Aegion Company

Solutions Sampling

Structural Strengthening

Fibrwrap® systems are used to restore lost or missing capacity and in some cases to add up to 40% additional structural value to existing structural elements. These types of applications can be for seismic or event driven loads, or for new load conditions such as a parking structure with levels added.



Concrete Restoration

The Tyfo® Concrete Repair System includes a comprehensive line of products for complete restoration including rebar treatment, polymer modified concrete and specialized epoxies for crack injection.



Pipeline Repair and Renewal

The patented trenchless repair methods using the Tyfo® system give water-based pipeline owners the option to address only suspect pipe segments. This NSF Standard 61 approved precision repair material can be designed as a fully structural system with no reliance on the host pipe for internal or external loads.



Force Protection

Reinforcement of industrial and government infrastructure from blast loads is a growing segment for the use of Fibrwrap®. In addition to direct blast event strengthening, the materials are often used to supplement for and alleviate secondary events such as progressive collapse.



New Commercial and Structural Segment Expands Aegion's Reach

AEGION™

$200 Million North American Fiber-Reinforced Polymer Market


46.0%
11.0%
19.0%
22.0%
2.0%
Buildings
Pipeline
Transportation
Industrial
Waterfront

Source: IBIS Global Reports, May 2011

North America Market Dynamics

- Current addressable market for Fibrwrap® is $650 million
- Expect market to expand to more than $1.5 billion by 2016
- Market growth through greater acceptance by commercial owners and engineering firms

2012 Growth Drivers

- Overall sales and operations support in high growth infrastructure markets
- Continue education efforts with engineering firms and key segment owners to expand acceptance of fiber-reinforced polymer (FRP) systems, creating new opportunities
- Greater opportunities drive consistent increase in proposals and subsequently contracted projects
- High-margin business expected to contribute significantly to 2012 (first full year since acquisition)
- Addition of international acquisitions

	12/31/11
Backlog	$19.6M

Water and Wastewater Segment Stabilized in 2011; Improving Margins for 2012

AEGION

2011 Water and Wastewater Status



NORTH AMERICA

- Repositioned business for profitability in current market conditions
- Stable bid table and higher margin projects in backlog for U.S.

EUROPE

- U.K. market showing signs of improvement from poor conditions in 2010
- Improved execution in Spain and France
- Third-party tube sales contribute to revenue growth

ASIA-PACIFIC

- Strong growth in Australia and emerging opportunities in Malaysia
- Revise business approach in India
- Opportunistic bidding strategy

2012 Growth Drivers

- Higher-margin project acquisitions in key markets including the U.S.
- Improved margins in the U.S.
  - → Bidding discipline resulting in better backlog
  - → Investment in project management and logistics to manage larger number of transactions
  - → Annualized $4 million to $5 million in restructuring savings for North American Rehabilitation
- Continued growth in Australia with opportunities in Malaysia
- Revised approach in India

	12/31/11	9/30/11	12/31/11
Backlog ($M)	$188.2	$214.1	$262.6

2012 Earnings Growth and Improved Working Capital Positions Aegion for Operating Cash Growth

AEGION™

2008-2011 Uses of Cash


1% Stock Repurchases
Debt Payments 5%
Other [1] 3%
16% CAPEX
Acquisitions 75%
Acqiusitions
CAPEX
Debt Payments
Stock Repurchases
Other

[1] Sale of fixed assets, patent expenditures, dividends to non controlling interest


Credit Facility Limit
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Debt/EBIDTA
1.8x
1.0x
2.4x
2009
2010
2011

Operating Cash Outlook

- Earnings growth and improved working capital management catalysts for expected growth in operating cash flow
- Net CAPEX in the range of $35 million to $40 million range
  - → New insulation coating facility at New Iberia, LA with partner WASCO Energy
  - → Second coating line in Camrose, Alberta
- Required $25 million debt repayment

Balance Sheet Strength

- Maintained strong balance sheet through acquisition period from 2009-2011
- New $500 million credit facility established on balance sheet strength and expected growth outlook
- Comfortably within debt covenants at the end of 2011;
  - → Further improvement expected in 2012

Diversification Strategy Positions Aegion for 15 Percent Targets

AEGION™



Operating Margin
(Non-GAAP *)
6.3%
6.8%
9.5%
5.7%
9.0%-9.5%
15%
2008
2009
2010
2011
2012F
Target
* Excluding acquisition-related expenses



Return on Invested Capital
6.4%
6.7%
9.0%
6.0%
10%
15%
2008
2009
2010
2011
2012F
Target

2012: Operating Margin

- Energy & Mining margins improve on continued strong growth in base businesses plus higher margin large contracts for CRTS and United Pipeline Systems
- Full year contribution from higher margin Fyfe Group North America with partial year contributions from international acquisitions
- North American Rehabilitation margins improve because of higher margin backlog, cost discipline and savings from restructuring
- International sewer rehabilitation businesses contribute because of better margins in Europe and Asia-Pacific
  - → U.K., third party manufacturing sales
  - → Australia

2012: Return on Invested Capital

- ROIC target correlates with 15 percent operating margin target and 15 percent earnings growth, on average and over time
- Strong earnings growth expected in 2012 drives improving ROIC from 2011 to roughly 10 percent
- Asset base remains stable with maintenance CAPEX less than depreciation

Where We Are Going

AEGION

- **2011 marks the realization of the diversification strategy launched in 2008**
  - → Key platforms established in Energy & Mining and Commercial & Structural segments
  - → Sustainable growth potential to deliver higher returns, improved margins and earnings growth
- **Aegion is financially strong with considerable flexibility to continue the growth strategy through opportunistic acquisitions and strategic investments**

Growth Drivers in 2012 and Beyond

Energy & Mining

- 2009 acquisition of Corrpro and Bayou expanded capabilities in high-growth energy sector
- United Pipeline Systems developing business in the Middle East, South America, Mexico and Australia
- 2011 acquisitions of CRTS and Hockway added new coating technology and expanded engineering services

Commercial & Structural

- 2011 acquisition of Fyfe North America created a new category beyond pipeline rehabilitation
- All international acquisitions expected to be completed in first half of 2012
- Structural rehabilitation market can deliver higher margins and strong growth with emerging fiber-reinforced polymer wrap technology

Water & Wastewater

- Two consecutive quarters of stable performance because of steps taken to reposition North American Rehabilitation for improved operating margins despite a challenging U.S. market environment
- Continue strategy in Europe for balancing contract installation with manufacturing supply
- Target higher growth regions, such as Australia; reposition operations in India

Appendix

Diversification Strategy Positions Aegion in Attractive Growth Markets

AEGION

2007		2011
$495.6 Million		$938.6 Million

Revenue By Segment

- Water & Wastewater
- Energy & Mining
- Commercial & Structural

2007:



8%
92%

2011:



5%
45%
50%

Revenue By Geography

- North America
- Europe
- Asia-Pacific
- Latin/South America
- Middle East

2007:



0.2%
Asia-Pacific
2%
22%
76%

2011:



1%
7%
6%
11%
76%

Revenue By Customer

- Municipal
- Industrial
- Commercial

2007:



8%
92%

2011:



5%
43%
52%

2011 revenues represent full year estimates on a pro forma basis, as if the acquisitions were included in the full year

Expanding Products and Services Increase Returns and Margins

AEGION

2007	2011
$495.6 Million	$938.6 Million


0.4%
3%
8%
88%

- Municipal Sewer and Water
- Industrial Contracting
- Manufacturing
- Licensing/Royalties
- Coating and Related
- Structural
- Engineering & Consulting


16%
5%
8%
0.4%
7%
17%
47%

2007	Gross Profit Margins	2011
17.7%	Municipal Sewer and Water	15.4%
38.3%	Industrial Contracting	23.6%
25.4%	Manufacturing	31.8%
100.0%	Licensing/Royalties	100.0%
-	Coatings and Related	26.4%
-	Structural	47.4%
-	Engineering & Consulting	25.9%
20.0%	Total	22.4%

2011 revenues represent full year estimates on a pro forma basis, as if the acquisitions were included in the full year

Non-GAAP Fourth Quarter and 2011 Financial Results

AEGION

(in $ Thousands Except EPS)	2011	2010
Revenues	$938,585	$914,975
Gross Profit	$203,124	$229,580
Gross Margins	21.6%	25.1%
Operating Income	$53,060	$87,035
North America Sewer Rehab	$7,252	$40,831
European Sewer Rehab	$6,697	$5,013
Asia-Pacific Sewer Rehab	$(2,339)	$70
Energy and Mining	$38,471	$41,121
Commercial and Structural	$2,979	--
Operating Margins	5.7%	9.5%
Equity Earnings	$3,471	$7,291
Net Income (attributable to common shareholders)	$36,873	$60,462
Diluted Earnings-per-share	$0.93	$1.54

Excludes non-recurring events

Non-GAAP Reconciliation

AEGION

Reconciliation of Non-GAAP Earnings-per-Share

Income from Continuing Operations $ per Share	Calendar Year 2012 Guidance	 2011
Diluted Earnings (Loss) per Share	**$1.40-$1.60**	**$0.67**
Restructuring Charges, Net	--	$0.04
Acquisition Charges, Net	--	$0.12
Senior Note Redemption	--	$0.10
Diluted Earnings (Loss) per Share **Excluding one-time Items**	**$1.40-$1.60**	**$0.93**